Exhibit 10.1

                                     WAIVER
                                     ------

         WAIVER (this "WAIVER"), dated as of February 26, 2001, to the Credit and Guaranty Agreement, dated as of March 18, 1999, as amended by the First Amendment and Consent, dated as of July 1, 1999, the Second Amendment and Consent, dated as of October 26, 1999, the Third Amendment, dated as of January 14, 2000 and the Fourth Amendment and Waiver, dated as of August 2, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak LLC, formerly known as Audio Communications Network, LLC (the "Borrower"), Muzak Holdings LLC ("Holdings") and certain Subsidiaries of the Borrower (the "Guarantors"), various Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent (the "Administrative Agent"), and GSCP and CIBC Oppenheimer Corp., as Co-Lead Arrangers.

                                    RECITALS
                                    --------

         WHEREAS, capitalized terms used herein which are not herein defined shall have the meanings ascribed thereto by the Credit Agreement; and

         WHEREAS, Borrower requests that Lenders waive any Default or Event of Default that may have occurred as a result of any violation of Section 6.6(e) of the Credit Agreement (Maximum Consolidated Capital Expenditures) as of December 31, 2000 (the "Subject Event of Default").

         THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Waiver. The Lenders party hereto hereby waive the Subject Event of Default; provided, that Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures for Fiscal Year 2000 in excess of $42,600,000. The waiver set forth in this Section 1 shall be effective only as to the matters set forth specifically herein and shall not entitle Borrower to any other waiver or agreement with respect to any other matter or affect any other provisions of the Credit Documents or affect any of the rights or remedies of the Agents or Lenders except as provided above.

         2. Effectiveness. This Waiver shall not be effective until such time as the Credit Parties, the Administrative Agent and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent.

         3. Representations and Warranties of Each Credit Party. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the execution, delivery and performance of this Waiver have been duly authorized by all necessary action on the part of each Credit Party. The execution, delivery and performance by each Credit Party of this Waiver and the consummation of the transactions contemplated by this Waiver do not and will not (a) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of governmental binding on any Credit Party, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party (including, without limitation, the Senior Subordinated Note Indenture), (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or (d) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

                  (b) this Waiver and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

                  (c) on or as of the date hereof, and after giving effect to this Waiver and the transactions contemplated hereunder, no Default or Event of Default has occurred and is continuing (other than as waived hereby); and

                  (d) the representations and warranties of each Credit Party contained in the Credit Agreement and the Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific date.

         4. Acknowledgements and Covenants of Each Credit Party. Each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Credit Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Credit Documents, and (c) agrees to pay all of expenses of the Co-Agents (including counsel fees and disbursements) incurred in connection with the preparation, negotiation and completion of this Waiver.

         5. Status of Credit Documents. This Waiver is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

         6. Counterparts. This Waiver may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Waiver, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         7. Governing Law. This Waiver AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                        MUZAK LLC

                                        By:  /s/ Peni Garber
                                             -------------------
                                             Name:
                                             Title: Vice President and Secretary

By signing below, the Guarantors (w) ratify and reaffirm the Credit Documents to which they are a party, (x) acknowledge this Waiver and (y) agree and admit that they have no defenses or offsets against any of their obligations to the Administrative Agent or any Lender under the Credit Documents.

MUZAK HOLDINGS LLC                      BUSINESS SOUND, INC.

By: /s/ Peni Garber                     By: /s/ Peni Garber
    ----------------------                  ----------------------
    Name:                                   Name:
    Title: Vice President                   Title: Vice President

MUZAK CAPITAL CORPORATION               BI ACQUISITION, LLC

By: /s/ Peni Garber                     By: /s/ Peni Garber
    ----------------------                  ----------------------
    Name:                                   Name:
    Title: Vice President                   Title: Vice President

MLP ENVIRONMENTAL MUSIC, LLC            AUDIO ENVIRONMENTS, INC.

By: /s/ Peni Garber                     By: /s/ Peni Garber
    ----------------------                  ----------------------
    Name:                                   Name:
    Title: Vice President                   Title: Vice President

ELECTRO-SYSTEMS CORPORATION             TELEPHONE AUDIO PRODUCTIONS, INC.

By: /s/ Peni Garber                     By: /s/ Peni Garber
    ----------------------                  ----------------------
    Name:                                   Name:
    Title: Vice President                   Title: Vice President

BACKGROUND MUSIC BROADCASTERS,
INC.

By: /s/ Peni Garber
    ----------------------
    Name:
    Title: Vice President

MUZAK HOUSTON, INC.

By: /s/ Peni Garber
    ----------------------
    Name:
    Title: Vice President

VORTEX SOUND COMMUNICATIONS
   COMPANY, INC.

By: /s/ Peni Garber
    ----------------------
    Name:
    Title: Vice President

MUSIC INCORPORATED

By: /s/ Peni Garber
    ----------------------
    Name:
    Title: Vice President

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as Administrative Agent and a Lender

                                        By: /s/ Matthew B. Jones
                                            --------------------------------
                                            Name:
                                            Title: Managing Director

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                            as Syndication Agent and a Lender

                                         By: /s/ Elizabeth Fischer
                                             --------------------------------
                                                  Authorized Signatory